SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                       Date of Report: February 27, 2004
                       (Date of earliest event reported)


                           Stillwater Mining Company
               (Exact Name of Registrant as Specified in Charter)


            Delaware                   0-7704               13-1681234
 (State or Other Jurisdiction       (Commission            (IRS Employer
       of Incorporation)            File Number)         Identification No.)


                 536 East Pike Avenue, Columbus, Montana 59019
                 ---------------------------------------------
                    (Address of Principal Executive Offices)


                                 (406) 322-8700
              (Registrant's telephone number, including area code)



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Item  7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

99.1  Press release issued on February 27 2004 by Stillwater Mining Company.

Item 12. Results of Operation and Financial Condition.

      On February 27, 2004, Stillwater Mining Company issued a press release regarding its results for the quarterly period ended December 31, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STILLWATER MINING COMPANY

Date: February 27, 2004                By:  /s/ John R. Stark
                                            ---------------------------
                                             Name:   John R. Stark
                                             Title:  Vice President, Secretary
                                                     and General Counsel


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                                    EXHIBITS

99.1  Press release issued on February 27, 2004 by Stillwater Mining Company.